UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2006.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 7, 2006.
99.2	Press Release dated September 26, 2006.
99.3	Press Release dated October 5, 2006.
99.4	Press Release dated October 11, 2006.
99.5	Press Release dated December 12, 2006.
99.6	Press Release dated December 14, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 2006

                                                                        MAGNUS INTERNAIONAL RESOURCES INC.

                                                                        By:       /s/ Graham Taylor
                                                                        Name:  Graham Taylor
                                                                        Title:     President and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
99.1	Press Release dated September 7, 2006	5
99.2	Press Release dated September 26, 2006	8
99.3	Press Release dated October 5, 2006	12
99.4	Press Release dated October 11, 2006	18
99.5	Press Release dated December 12, 2006	20
99.6	Press Release dated December 14, 2006	27